U.S. SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported): October 11, 2005

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                           HIENERGY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


       DELAWARE                    0 - 32093                  91-2022980
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   (State or other               (Commission                    (I.R.S.
    jurisdiction                 File Number)             Identification No.)
  of incorporation)


                          1601-B ALTON PARKWAY, UNIT B
                            IRVINE, CALIFORNIA 92606
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (949) 757-0855
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                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HiEnergy Technologies, Inc. ("we", "us" or the "Company") files this report on Form 8-K to report the following:

Item 8.01  Other Events.

On October 11, 2005 we issued a press release announcing that we received a notification letter from the U.S Army concerning the selection of our white paper on a robot-borne detector of improvised explosive devices (IEDs) and landmines for submission of a full proposal. A copy of the press release and a copy of the notification letter are attached to this filing as Exhibit 99.1 and
Exhibit 99.2, respectively.

Item 9.01  Financial Statements and Exhibits.

99.1 Press Release announcing notification from the U.S. Army as to the selection of our white paper for submittal of a full proposal.

99.2  Copy of letter of notification from U.S. Army.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HIENERGY TECHNOLOGIES, INC.


October 10, 2005                           By: /s/ Bogdan C. Maglich
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(Date)                                     Name: Bogdan C. Maglich,
                                           CEO/Chairman, President and Treasurer